UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2009

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30833 (Commission File Number)	04-3110160 (IRS Employer Identification No.)

40 Manning Road
Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act

☐                          Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.02               Results of Operations and Financial Condition.

On June 17, 2009, Bruker Corporation (the “Company”) will participate in investor meetings in New York, hosted by Goldman Sachs.  The presentation materials, a copy of which are attached hereto as Exhibit 99.1, on slides 6, 7, 8 and 9 contain certain previously non-public information relating to the performance of the Company’s operating subsidiaries during the fiscal year ended December 31, 2008, and their goals going forward.

The information in this Current Report on Form 8-K, including exhibits attached hereto and the information under Item 7.01 below, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference therein.

Item 7.01               Regulation FD Disclosure.

The information set forth in Item 2.02 is incorporated herein in its entirety.  The presentation materials attached hereto as Exhibit 99.1 on slides 6, 7, 8 and 9 contain certain previously non-public information relating to the Company’s Scientific Instruments Business and to its Bruker Advanced Supercon subsidiary.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. 99.1                     June 17, 2009 PowerPoint Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION
(Registrant)

Date: June 17, 2009	By:	/s/ William J. Knight
William J. Knight
Chief Financial Officer